2 FORWARD-LOOKING STATEMENTS This presentation contains certain forward-looking statements that are subject to risks and uncertainties. These statements are based on management’s current knowledge and estimates of factors affecting the Company and its operations. Statements in this presentation that are forward-looking include, but are not limited to, the expected benefits of the acquisition of Time Inc., including the expected synergies from the transaction and the combined company’s prospects for growth and increasing shareholder value. Actual results may differ materially from those currently anticipated. Factors that could adversely affect future results include, but are not limited to, downturns in national and/or local economies; a softening of the domestic advertising market; world, national or local events that could disrupt broadcast television; increased consolidation among major advertisers or other events depressing the level of advertising spending; the unexpected loss or insolvency of one or more major clients or vendors; the integration of acquired businesses; changes in consumer reading, purchasing and/or television viewing patterns; increases in paper, postage, printing, syndicated programming or other costs; changes in television network affiliation agreements; technological developments affecting products or methods of distribution; changes in government regulations affecting the Company’s industries; increases in interest rates; the consequences of acquisitions and/or dispositions; the risks associated with the Company’s recent acquisition of Time Inc., including: (1) litigation challenging the acquisition; (2) the Company’s ability to retain key personnel; (3) competitive responses to the acquisition; (4) unexpected costs, charges or expenses resulting from the acquisition; (5) adverse reactions or changes to business relationships resulting from the acquisition; (6) the Company’s ability to realize the benefits of the acquisition of Time Inc.; (7) delays, challenges and expenses associated with integrating the businesses; and (8) the Company’s ability to comply with the terms of the debt and equity financings entered into in connection with the acquisition; and the risk factors contained in the Company’s most recent Form 10-K and Form 10-Q filed with the Securities and Exchange Commission, which are available on the SEC’s website at www.sec.gov. The Company undertakes no obligation to update any forward- looking statement, whether as a result of new information, future events or otherwise.

3 TODAY’S AGENDA ❖Meredith Overview ❖Go-Forward Strategy ❖Q&A

4 NATION’S LEADING MULTI-PLATFORM MEDIA COMPANY STRONG & ENDURING NATIONAL MEDIA BRANDS ❖ Top 10 digital operator (+170mm U.S. monthly UVs) ❖ #1 in Lifestyle and Food ❖ #1 for Millennials ❖ Social reach to more than 275 million ❖ More than 10 billion video views per year ❖ 250 million addressable email accounts/device IDs DIGITAL PLATFORM OF SCALE LEADING LOCAL MEDIA BRANDS ❖ 17 television stations reaching 11% of households in U.S. ❖ Concentrated portfolio with highly profitable duopolies in 5 of 12 markets ❖ Stations are local leaders, with No. 1 or No. 2 audience position at morning or late news in most markets ❖ Focused on large and mid-size markets that are growing faster than U.S. average ❖ #1 owner of trusted and vibrant multi-platform brands, including five of industry’s Top 10. ❖ #1 national media audience (200 million), reach to women (115 million) and reach to millennial women (85%) ❖ #1 in desirable ad categories, including Entertainment, Lifestyle, Food, Home, Parenting ❖ Strong consumer-generated revenue activities, including auto-renewing magazine subscriptions, high-margin brand licensing, ecommerce, events and content management

5 DIVERSIFIED SOURCES OF REVENUE AND EBITDA Revenue Mix EBITDA Mix 33% 15% 25% 16% 12% Television Broadcasting Print Advertising Licensing & Other Digital & MXM Circulation 25% 33% 20% 15% 7% Print Advertising & CirculationCombination Synergies Licensing & Other Digital & MXMTelevision Broadcasting (1) Based on Calendar 2016 actual results before special items for Meredith and Meredith estimates for Time. (2) Assumes $400 million of expected annual cost synergies. LTM 9/30/17 national media group revenue and Adjusted EBITDA before corporate allocation were $1,075 million and $160 million, respectively. LTM 9/30/17 local media group revenue and Adjusted EBITDA before corporate allocation were $631 million and $242 million, respectively. LTM 9/30/17 Time revenue and Adjusted EBTIDA were $2,876 million and $408 million, respectively.

AD REVENUES FROM DIGITAL SOURCES THE No. 1 OWNER OF PREMIUM NATIONAL MEDIA BRANDS 170 MILLION UNIQUE VISITORS 35%200 MILLION UNDUPLICATED CONSUMERS 85% REACH TO MILLENNIAL WOMEN

7 NATIONAL BRANDS LEAD WITH CONSUMERS AND ADVERTISERS Brands Food Home Luxury Parenting Category Entertainment & Fashion Health & Wellness News & Sports

❖ Brand licensing revenues have more than doubled over the last eight years, led by Walmart relationship featuring 3,000 SKUs of Better Homes & Gardens branded products sold at 5,000 Walmart stores and at walmart.com ❖ Additional licensing programs include: Meredith has built the world’s No. 2 brand licensing business 8 BRAND LICENSING: HIGH MARGIN AND GROWING Source: Company management. FTD Floral ProgramInternational Media Licensing Real Estate Services Digital Syndication Time brands have strong licensing potential but business is largely unrealized Prepared food ❖ Content Partnerships & Syndication ❖ Retail Licensing Programs ❖ Strategic partnerships ❖ Life archives

9 LOCAL BRANDS IN LARGE AND GROWING MARKETS #1 or 2 MORNING or LATE NEWS IN 9 MARKETS 17 STATIONS IN PORTFOLIO 13 STATIONS IN TOP 50 MARKETS 5 EAST & SOUTHEAST: ATLANTA: MKT 9, CBS + IND NASHVILLE: MKT 27, NBC HARTFORD: MKT 32, CBS GREENVILLE: MKT 38, FOX MOBILE: MKT 59, FOX SPRINGFIELD: MKT 116, CBS + ABC WEST & SOUTHWEST: PHOENIX: MKT 11, CBS + IND PORTLAND: MKT 22, FOX + MyTV LAS VEGAS: MKT 40, FOX MIDWEST: ST. LOUIS: MKT 21, CBS KANSAS CITY: MKT 33, CBS + MyTV SAGINAW: MKT 71, CBS DUOPOLY MARKETS

10 LOCAL BRANDS ARE HIGHLY PROFITABLE AND GROWING Most Stations are Big 4 Affiliates and Ranked #1 or #2 7 1 1 5 Independent 2 2 Delivered record revenue and profit in FY17 $ in millions. $376 $403 $534 $548 $630 FY13 FY14 FY15 FY16 FY17 Revenues 14% CAGR $124 $113 $163 $158 $215 FY13 FY14 FY15 FY16 FY17 Operating Profit 14% CAGR

11 POLITICAL ADVERTISING OUTLOOK IS STRONG $ in millions. $35 $39 $44 $63 FY11 FY13 FY15 FY17 Presidential Election Year Mid-term Election Year Senate Arizona (Open) Dean Heller (R-NV) Chris Murphy (D-CT) Bill Nelson (D-FL) Elizabeth Warren (D-MA) Debbie Stabenow (D-MI) Claire McCaskill (D-MO) Maria Cantwell (D-WA) Gubernatorial Alabama (Open) Connecticut (Open) Florida (Open) Georgia (Open) Kansas (Open) Michigan (Open) Nevada (Open) South Carolina (Open) Tennessee (Open) Doug Ducey (R-AZ) Bruce Ranner (R-IL) Charlie Baker (R-MA) Kate Brown (D-OR) Significant Political Races Meredith Historical Political Ad Revenues

Cross-Channel Growth Strategy 12 MEREDITH’S CORE OPERATING PRINCIPLES Growth & Diversification in Advertising Revenue Growth & Diversification in Consumer Revenue Audience & Engagement Growth Best-In-Class Branded Experiences Proprietary Technology Platforms Proprietary First- Party Data, Insights & Analytics 1. 2. 3. 4.

13 MEREDITH GO-FORWARD STRATEGY ❖ Improve the advertising and circulation performance of the acquired Time Inc. properties to at least industry norms ❖ Aggressively grow revenue and raise profit margins on the acquired Time Inc. digital properties to Meredith’s levels ❖ Conduct a portfolio review of media assets and divest those not core to our business ❖ Fully realize annual cost synergies in the $400 million to $500 million range in the first two full years of operations

0 100 200 300 400 500 600 FY 2012 FY 2017 14 14 $ in millions. Calendar years ended. Based on as reported figures. PrintDigital 5-YEAR CAGR Digital: 27% $492 $520 10% 31% 90% 69% MEREDITH ACHIEVED TOTAL ADVERTISING REVENUE GROWTH IN FISCAL 2017 FUELED BY DIGITAL CHANNELS

MEREDITH'S AUDIENCE IS GROWING ACROSS PLATFORMS



Total Audience (in millions)
200
175
150
125
100
75
50
CY2011
CY2013
CY2015
CY2017
Print
57% of audience in CY17
Digital
43% of audience in CY17

meredith

15

Unique Visitors in the U.S. Company Sept-17 1 Google Sites 245.3 2 Yahoo Sites / AOL, Inc. 236.3 3 Facebook 205.4 4 Microsoft Sites 196.7 5 Amazon Sites 182.5 Meredith + Time 174.0 6 Comcast NBCUniversal 165.8 7 CBS Interactive 164.6 8 Apple Inc. 145.4 9 Turner Digital 142.7 10 Time 139.1 11 USA Today Network 125.3 12 Weather Company, The 118.9 13 Twitter 116.0 14 LinkedIn 111.5 15 Hearst 110.3 16 GROW DIGITAL REVENUES AND PROFIT MARGIN #’s in millions. Source: comScore Sept. 2017. Diversified digital advertising revenue streams +170 million U.S. monthly unique visitors • #1 network for women and millennials • Depth and scale across all key content and ad categories, including lifestyle and food • Achieve video scale with more than 10 billion annual views • First party data drives unique and actionable insights/analytics Unparalleled suite of brands Proprietary advertising technology delivering strong results

17 CONDUCT REVIEW OF MEDIA PORTFOLIO Transactions Completed Time UK Brands Signed / Closing March

18 EXECUTE ON COST SYNERGIES Public company and duplicative expenses ($240-$300) Real estate and vendor contracts ($80 - $100) Circulation, fulfillment and other ($80 - $100) • Administrative/Central overhead • Elimination of duplicate operating functions • Elimination of public company expenses • New scale to enable expense savings on physical costs, including paper and printing • Combine offices, leverage India where possible • Leverage capacity in Des Moines where possible Category Example • Circulation, consumer marketing to Des Moines • Bundling to achieve promotion efficiencies • Production management overhead, pre-media savings, and newsstand distribution Total EBITDA opportunity $140 $170 Annual Savings $ in millions. Source: Company management. $85 $110 $15 $20 $40 $50 $25 $30 $15 $20 $50 $60 $25 $30 $5 $10 $400 $500

19 KEY CHANGES FROM PRIOR EXPECTATIONS ❖$300 million more of cash on balance sheet now than expected —Primarily due to Time Inc.’s non-core asset sales prior to closing ❖Lower interest rates on debt than initially planned ❖Decrease in effective tax rate to 25% from 38.5% ❖Higher gross proceeds from expected non-core asset sales

20 FORWARD LOOKING EXPECTATIONS Fiscal 2018 Third Quarter Earnings Release: Fiscal 2018 Year End Earnings Release: Timing Update Revenue and profit expectations for fiscal 2018 full year and fourth quarter Expectations for fiscal 2019 using Meredith’s traditional outlook methodology 1. 2. Update on portfolio review process, including divestitures

21 COMMITMENT TO STRONG CAPITAL STEWARDSHIP AND DELIVERING TOP THIRD SHAREHOLDER RETURN ❖ Continued commitment to returning cash to shareholders via dividends ❖ Debt repayment and liability management in the near-term, fueled by: —Strong EBITDA —Leverage target of approximately 2x by CY2020 ❖ Accretive acquisitions at attractive valuations with strong synergies ❖ Selective share repurchases P ri or it y